UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2021

GRAPHIC PACKAGING HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Riveredge Parkway, Suite 100

Atlanta, Georgia 30328

(Address of principal executive offices)

(Zip Code)

(770) 240-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GPK	New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Beginning October 4, 2021, representatives of Graphic Packaging Holding Company (the “Company”) will meet with investors, analysts and other interested parties and expect to refer to information in the Investor Engagement Presentation, October 2021 (the “Investor Presentation”) attached to this Current Report on Form 8-K as Exhibit 99.1.

Prior to the public announcement of the Company’s third quarter 2021 financial results, currently scheduled for October 26, 2021, the Company will not comment on or update its third quarter or full year 2021 financial performance or the matters set forth under the caption “2021 Adjusted EBITDA & Cash Flow Guidance” in its fiscal second quarter 2021 earnings call presentation dated July 27, 2021 and filed as Exhibit 99.1 to the Company’s Form 8-K filed July 27, 2021.

Pursuant to Regulation FD, the Company hereby furnishes the Investor Engagement Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Current Report on Form 8-K under this Item 7.01, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

Any statements of the Company’s expectations in this Current Report on Form 8-K or the Investor Presentation attached as Exhibit 99.1, including but not limited to the intent and timing to acquire AR Packaging, proforma European sales of the combined entity, expected synergies from the AR Packaging acquisition and tonnage to be consumed, constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on currently available information and are subject to various risks and uncertainties that could cause actual results to differ materially from the Company’s present expectations. These risks and uncertainties include, but are not limited to, the effects of the Covid-19 pandemic on the Company’s operations and demand for its products, inflation of and volatility in raw material and energy costs, continuing pressure for lower cost products, the Company’s ability to implement its business strategies, including productivity initiatives, cost reduction plans, and integration activities, as well as the Company’s debt level, currency movements and other risks of conducting business internationally and the impact of regulatory and litigation matters, including the continued availability of the Company’s U.S. federal income tax attributes to offset U.S. federal income taxes and the timing related to the Company’s future U.S. federal income tax payments. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements, except as required by law. Additional information regarding these and other risks is contained in the Company’s periodic filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Investor Engagement Presentation, October 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY (Registrant)

By:	/s/ Lauren S. Tashma
Lauren S. Tashma
Executive Vice President, General Counsel and Secretary

Dated: October 4, 2021